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                                                                 EXHIBIT 10.54
                           FIFTH AMENDMENT TO CREDIT
                             AND SECURITY AGREEMENT


     This Fifth Amendment to Credit and Security Agreement, made and entered into as of the 1st day of May, 1996, by and between NationsBank of Tennessee, N.A., a national banking association (the "Bank"), Advocat Inc., a Delaware corporation ("Borrower"), and the Subsidiaries, as defined in the Credit and Security Agreement by and between the Bank, the Borrower and the Subsidiaries, dated as of October 12, 1994, as amended from time to time (the "Loan Agreement"). Capitalized terms not otherwise described herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Loan Agreement, the Bank committed to loan to the Borrower and the Subsidiaries amounts not to exceed $17,500,000, including the $7,500,000 Line, which matures on May 1, 1996, and the $10,000,000 Line which converts to a term facility on May 1, 1996; and,

     WHEREAS, by Fourth Amendment to Credit and Security Agreement dated as of April 1, 1996 (the "Fourth Amendment"), Bank agreed to permit Borrower to continue to request and receive funds under the Credit Facility in excess of the amount available under the Credit Facility, calculated in accordance with the Borrowing Base, pending the closing of the refinancing of the TDLP First Mortgage Indebtedness; and,

     WHEREAS, Bank agreed to permit such overadvances under the Credit Facility through May 1, 1996, subject to the terms and conditions contained in the Third Amendment to Credit and Security Agreement dated as of December 1, 1995; and,

     WHEREAS, the Borrower has requested (i) that the maturity date of the $7,500,000 Line be extended from May 1, 1996, to July 1, 1996, (ii) that the date on which the right of Borrower to request funds under the $10,000,000 Line be extended from May 1, 1996, to July 1, 1996, and (iii) that the Termination Date, as defined in Section 2 of the Third Amendment be extended through July 1, 1996; and,

     WHEREAS, the parties desire to execute this Fifth Amendment to extend the maturity date of the $7,500,000 Line and the Termination Date through July 1, 1996, and to set forth certain other agreements between the parties, as more particularly described herein,

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Bank, the Borrower and the Subsidiaries hereby agree as follows:





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     1.   Extension of Maturity Date - $7,500,000 Line.  The maturity date of the $7,500,000 Line is hereby extended from May 1, 1996, to July 1, 1996. Borrower agrees to execute a renewal note and such other documents as Bank may reasonably request to evidence such extension of the maturity date.

     2. Extension of Revolving Period - $10,000,000 Line. The date through which the Borrower may request funds under the $10,000,000 Line, as set forth in Section 2.1(b) of the Loan Agreement, is hereby extended from May 1, 1996, to July 1, 1996. In addition, the date on which the monthly amortization payments due under the $10,000,000 Line commence is hereby extended from June 1, 1996, to August 1, 1996.

     3. Extension of Termination Date. Section 2 of the Third Amendment (as amended by the Fourth Amendment) is hereby modified to delete the reference to May 1, 1996, and substitute in its place, July 1, 1996, it being the intent of the parties that the Termination Date shall be the earlier of (i) the date on which the refinancing of the TDLP First Mortgage Indebtedness is completed, or
(ii) July 1, 1996. Overadvances, if any, shall continue to be available under the $10,000,000 Line, subject to the provisions of Section 2 of the Third Amendment.

      4. Letters of Credit. Bank and Borrower acknowledge that the parties are negotiating possible changes in the pricing for the Credit Facility, including the fees for letters of credit issued by Bank. Borrower acknowledges that, to the extent pricing changes are instituted, the fees for any letters of credit issued or outstanding after May 1, 1996, shall be adjusted to reflect the new pricing schedule, effective as of the date the pricing change is instituted through the expiration date of such Letters of Credit.

      5. Joinder of Guarantors. The Guarantors, by executing this Amendment, hereby confirm that the terms and conditions of the Guaranty Agreements executed by each of the Guarantors dated as of October 12, 1994, continue in full force and effect, and the Obligations (as defined in the Guaranty Agreements) shall include any amounts advanced as an Overadvance, pursuant to the terms of the Loan Agreement. This Amendment shall be deemed to be an amendment to the Guaranty Agreements, to the extent required, to confirm that the Guarantors' obligations under the Guaranty Agreements include, without limitation, any Overadvance funded pursuant to the terms of the Loan Agreement.

      6. No Default. The Borrower and the Subsidiaries hereby confirm that no Event of Default currently exists, and, to the best of the Borrower's and the Subsidiaries' knowledge, no condition presently exists or is anticipated which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.





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     7.    Ratification.  The Borrower and the Subsidiaries hereby restate and ratify the terms and conditions of the Loan Agreement as of the date hereof, and each acknowledge that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and date first above written.


NATIONSBANK OF TENNESSEE,                 ADVOCAT INC., a Delaware corporation
N.A.


By:  ______________________               By:______________________________

     Roy Haisley, Vice President          Title:___________________________

              "BANK""                                   BORROWER"



                                          DIVERSICARE LEASING CORP., a Tennessee
                                          corporation


                                          By:______________________________

                                          Title:___________________________



                                          DIVERSICARE MANAGEMENT SERVICES
                                          CO., a Tennessee corporation


                                          By:___________________________

                                          Title:___________________________



                                          ADVOCAT ANCILLARY SERVICES, INC.,
                                          a Tennessee corporation


                                          By:______________________________

                                          Title:___________________________





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                                          DIVERSICARE CANADA MANAGEMENT
                                          SERVICES CO., a Canada corporation


                                          By:______________________________

                                          Title:___________________________



                                          DIVERSICARE GENERAL PARTNER, INC.,
                                          a Texas corporation


                                          By:______________________________

                                          Title:___________________________



                                          FIRST AMERICAN HEALTH CARE, INC.,
                                          an Alabama corporation


                                         By:______________________________

                                         Title:___________________________



                                         DAUPHIN HEALTH CARE FACILITY, INC.,
                                         an Alabama corporation


                                         By:______________________________

                                         Title:___________________________





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